INVESTOR WORKSHOP

The Principal Financial Group ®
November 6, 2015

Principal® Financial Group

INVESTOR WORKSHOP

John Egan – Vice President, Investor Relations

Welcome

Principal® Financial Group

Forward Looking Statements

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2014 and in the company's quarterly report on Form 10-Q for quarter ended Sept. 30, 2015 filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity, bond or real estate markets; changes in interest rates or credit spreads; the company's investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company's valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company's investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company's financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company's actual experience could differ significantly from its pricing and reserving assumptions; the company's ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company's DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its "Closed Block" assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life's 1998 conversion into a stock life insurance company; the company's reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company's business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company's certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.

Principal® Financial Group

Agenda

Time	Topic	Presenters
12:00 pm	Welcome	John Egan
12:05 pm	Company Strategy	Dan Houston
12:20 pm	Integration of Retail and Institutional Investment Platforms Q&A with McCaughan, Beer, McKenzie, Muller, Hill, Shumway	Jim McCaughan Mike Beer Barb McKenzie
1:30 pm	Break	
1:40 pm	Financial Supplement Enhancements	Terry Lillis
2:10 pm	Q&A	Houston, McCaughan, Lillis
2:30 pm	Closing Comments	Dan Houston

INVESTOR WORKSHOP

Dan Houston – President and Chief Executive Officer

Company Strategy

WHERE WE COMPETE | HOW WE WIN

More than 75 countries around the world


Asset management, retirement/long-term savings, risk protection
Asset management, retirement/long-term savings
Asset management

WHERE WE COMPETE

High growth, high potential markets

GLOBAL ASSET MANAGEMENT INDUSTRY
PROJECTED AUM
IN TRILLIONS



4.7% CAGR
6.0% CAGR
$64
$102
$400
2012
2020
2050

Country	2014 rank	2019E rank	2024E rank	2030E rank
U.S.	#1	#1	#1	#2
China	#2	#2	#2	#1
Brazil	#7	#7	#6	#5
India	#9	#5	#4	#3
Mexico	#15	#14	#13	#13
Indonesia	#16	#15	#15	#12

TOTAL GDP FOR SIX LISTED COUNTRIES

2014	2030	16 year CAGR
$34 Trillions	$100 Trillions	7%

See APPENDIX for sources.

WHERE WE COMPETE

The TOP retirement market in the world



25
20
15
10
5
0
$ Trillions
Defined Benefit
Defined Contribution + IRA
UNITED STATES
2nd THROUGH 10th LARGEST MARKETS COMBINED

RETIREMENT MARKET OPPORTUNITIES

- RETIREMENT READINESS:
  - New plan formation
  - Non-participants
  - Under-saved
- INCOME SOLUTIONS:
  - Yield/Income
  - Outcomes:
    - Longevity
    - Market volatility
    - Inflation

See APPENDIX for sources.

From positions of leadership

GLOBAL ASSET MANAGEMENT

Best Place to Work in Money Mgmt[1]
#1 APV – Chile Funds[2]
#6 manager of Target Date Funds[3]
Top 10 manager Real Estate[4]
13th largest manager High Yield[5]
#3 Greenest CRE Company[6]

GLOBAL RETIREMENT AND LONG-TERM SAVINGS

#3 provider of DC plans[7]
#2 Pension provider in Latin America[8]
#5 AFORE – Mexico[9]
Brasilprev #1 market share – Brazil[10]
Top ten MPF provider – Hong Kong[11]
#1 provider of DB plans[12]
#1 provider of ESOP plans[13]

RISK PROTECTION

#1 Non-qualified deferred compensation[14]
#4 Non-medical coverages[15]
#5 Individual Disability Insurance coverages[16]

See APPENDIX for sources.

HOW WE WIN

Through top-tier investment performance

MORNINGSTAR RANKINGS

Percentage of funds in the top two quartiles



78%
66%
86%
72%
78%
91%
60%
72%
91%
1-YEAR
3-YEAR
5-YEAR
12/31/11
12/31/13
9/30/15

78%

OF RATED FUNDS HAVE
4 OR 5 STAR RATING

4 OR 5 STARS	45 FUNDS
3 STARS	10 FUNDS
2 STARS	2 FUNDS
1 STAR	1 FUND

See APPENDIX for sources.

HOW WE WIN

The right active strategies

Estimated share of cumulative global net cash flows (2015-2018E)


14%
22%
35%
37%
-8%
ACTIVE CORE
PASSIVES AND ETF's
ALTS, SPECIALTIES & SOLUTIONS

ALTERNATIVES

HEDGE FUNDS, PRIVATE EQUITY, REAL ESTATE, INFRASTRUCTURE AND COMMODITY FUNDS*

SPECIALTIES

EQUITY SPECIALTIES – FOREIGN, GLOBAL, EMERGING MARKET, SMALL AND MID CAP, *sector***

FIXED INCOME SPECIALTIES – CREDIT, EMERGING MARKET, GLOBAL, HIGH YIELD, *convertible***

SOLUTIONS

ABSOLUTE RETURN, TARGET DATE, GLOBAL ASSET ALLOCATION, FLEXIBLE, INCOME AND VOLATILITY FUNDS; LIABILITY DRIVEN INVESTMENTS; AND MULTI-ASSET AND TRADITIONAL BALANCED PRODUCTS

Principal Financial Group

Global Asset Management 2015: Sparking Growth with Go-to-Market Excellence, The Boston Consulting Group, July 7, 2015
* Infrastructure and Commodity Funds are offered within Multi-Asset investment. ** Sector and Convertible are not currently offered.

HOW WE WIN

The right active strategies drive strong flows and AUM growth



Total Company Net Cash Flow
($ in Billions)
35
30
25
20
15
10
5
0
-5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD 2015



PFG AUM growth
($ in Billions)
10.5% CAGR
$195
$319
$516
2005
2010
9/30/15

HOW WE WIN

Multi-channel, multiproduct distribution



40
35
30
25
20
15
10
5
0
NUMBER OF FIRMS
2005
2007
2009
2011
2013
2015E
Number of firms with:
$1+ Billion in sales
$500-$599 Million in sales
$250-$499 Million in sales
$100-$249 Million in sales

UBS · LPL Financial · Lockton · Wells Fargo Advisors · Northwestern Mutual Financial Network · Bank of America Merrill Lynch · Raymond James · NFP Benefits Insurance Wealth Management · Morgan Stanley Smith Barney · Principal Financial Group

THIS IS HOW WE WIN

- Investment excellence
- Exceptional service
- Multi-channel distribution
- Collaborative culture

INVESTOR WORKSHOP

Jim McCaughan – CEO, Principal Global Investors
Mike Beer - President and CEO, Principal Funds
Barb McKenzie – Senior Executive Director, COO & Boutique Operations

Integration of Retail and Institutional Investment Platforms

Principal Financial Group

Diversified global asset management organization

Includes Principal Funds

$354 Billion of AUM Managed by Principal Global Investors


Fixed Income $156
Equity $133
Alternative $61
Other $4

- Broad range of investors; over 75 countries
- Offices in major money centers worldwide
- Long commitment to corporate stewardship; signatory to United Nations' Principles for Responsible Investment (PRI)
- Principal ranked top among companies with 1,000+ employees in Pensions & Investments' Best Places to Work in Money Management, for the last three years

Pensions & Investments, "The Best Places to Work in Money Management among companies with our size category", PFG recognition 12/08/2014.

Global reach


Principal Global Investors portfolio management, research and trading
Sales and service offices
Principal International

Specialized investment boutiques

- Unique hybrid boutique approach
- Distinct investment processes
- Leverage distribution; global institutional and funds
- Integrated business processes; drive scale and share best practices

Note: Aligned Investors uses the Principal Global Investors logo.

PRINCIPAL GLOBAL INVESTORS

Our growth drivers

- Long-term strategies – institutional, retirement, high net worth, and retail clients
- Global leader in funds
- Global distribution – institutional and funds
- Range of capabilities – innovative products and solutions
- Multi-boutique approach

Driving growth of all businesses, with new opportunities from alignment!

Principal Financial Group

How we will win

Global leader in funds

- We are now a **GLOBAL DESTINATION FOR FUNDS**
  - **$162B in AUM** across U.S. and International platforms, as well as various private funds*
  - Strong performance across boutiques and strategies
- Global alignment of funds governance, operations and distribution

* As of 9/30/2015. Includes Principal Funds, Principal Trust , PGI Trusts and CITs, PGI Dublin Funds, PGI Australia Funds, and various boutique-level funds

Industry leading performance

Percentage of funds in the top two quartiles, 3Q 2015

	1-Year	3-Year	5-Year
Principal* (Morningstar)	86%	91%	91%
T Rowe (Lipper)	71%	78%	77%
Invesco (Lipper)	53%	73%	83%
Janus (Morningstar)	70%	79%	63%
Franklin (Lipper)	24%	55%	57%
Waddell (Lipper)	48%	64%	52%

78% of Morningstar-rated funds on our U.S. retail platform earned 4 or 5-stars (45 of 58 funds)

See APPENDIX for sources.

Important recognitions

Principal Funds

BARRON'S

#5 in Barron's Best Mutual Fund Families - 2014

THOMSON REUTERS
LIPPER FUND AWARDS 2015
UNITED STATES

Best Global Real Estate Fund Over the 5-Year Period

16TH LARGEST ADVISOR-SOLD FUND FAMILY*

Principal Global Investors Dublin Funds

Principal Global Investors Funds Preferred Securities Fund A Inc Class

THOMSON REUTERS
LIPPER FUND AWARDS 2015
EUROPE | GERMANY | NETHERLANDS | SWITZERLAND
Best Fund Over 3 Years Bond US Dollar – Corporates
EUROPE | GERMANY | SWITZERLAND
Best Fund Over 5 Years Bond US Dollar – Corporates

Principal Global Investors Funds High Yield Fund A Acc Class

THOMSON REUTERS
LIPPER FUND AWARDS 2015
GERMANY | HONG KONG
Best Fund Over 3 Years Bond Global – High Yield
HONG KONG
Best Fund Over 5 Years Bond Global – High Yield

* Strategic Insights Mutual Fund Management Companies Rankings and Analysis, September 2015

Principal Financial Group

Opportunity set for global funds

- Translating our multi-asset, multi-manager success to offshore fund markets
- Translating success of other products/solutions
- Leveraging stronger relationships and increased power with big global distributors
- Driving efficiencies and sharing best practices across our platforms

Principal Financial Group

Global distribution – funds

Top 5 Distributors

Wells Fargo
Merrill Lynch
Morgan Stanley
JP Morgan
UBS

Top 5 U.S. Strategies

	AUM*	5-Yr AUM CAGR
Target Date	$25.3B	9.3%
Dynamic Outcome Strategies	$13.8B	61.7%
Strategic Asset Management	$13.4B	9.4%
Midcap	$9.4B	59.8%
Preferred	$4.7B	16.6%

Success through engaging distributors and advisors across channels

* AUM figures include both Retail and Retirement AUM and remove double counting for fund-of-fund assets.

Global distribution – institutional

Top 10 clients based on mandates won & funded in 2015, through 9/30/15

Client	Funded Amount ($ Millions)	Strategies
Japanese Financial Institution	5,172	Investment Grade Corporate, High Yield, Post Intermediate Term HY and Limited Term High Yield
Japanese Asset Management Company	2,391	Spectrum Short Duration Preferred Securities, Canadian Equity Income, US Real Estate Equity Securities
Finnish Financial Institution	551	Investment Grade Corporate
Japanese Insurance Company	510	CMBS Total Return, Post Intermediate Term High Yield, Spectrum Intermediate Duration Total Return, Investment Grade Corporate
German Corporate Pension Fund	476	Investment Grade Corporate
German Corporate Pension Fund	433	Global Real Estate Securities, Spectrum Intermediate Duration Total Return
German Corporate Pension Fund	401	Investment Grade Corporate
Canadian Asset Management Company	369	High Yield
European Financial Institution	272	Global High Yield
North Asian Pension Fund	260	Global Real Estate Securities, Hong Kong & China Equity

Strong teams, representing all boutiques

How we will win

Innovative products & solutions

- Product Development already a core strength
- With alignment, industry leading multi-asset , multi-manager capabilities
  - Principal Portfolio Strategies
  - Edge Asset Management
- Combined "center of excellence" for product research, development and management
  - Across all legal vehicles, geographies and channels

Principal Financial Group

PRINCIPAL GLOBAL INVESTORS

Proven multi-asset, multi-manager expertise

Principal Portfolio Strategies

Investment Process	# Strategies	AUM 9/30/15
Strategic Asset Allocation*	17	$68.6B
Dynamic Asset Allocation	5	$3.5B
Dynamic Outcome	4	$14.4B

Edge Asset Management

Investment Process	# Strategies	AUM 9/30/15
Strategic Asset Management**	5	$15.2B

* Principal Portfolio Strategies' target date and target risk strategies are combined.
** "SAM Series" target risk strategies. Includes assets invested through mutual fund and variable contract products.

Principal Financial Group

Well positioned for industry trends

- Industry leader in delivering solutions, including Multi-Asset solutions
- Strong and growing suite of Alternatives
- Early entrant in the Active ETF space
- Hybrid, Passive and Indexed offerings on retirement platform of the Principal Financial Group
- With boutiques across asset classes, sector rotation presents opportunities

The power of alignment

Principal Global Investors Financial Results

($ in Millions)	2012	2013	2014	TTM 9/30/15
Adjusted Revenues*	$828	$1,028	$1,084	$1,162
Operating Expenses~	$611	$722	$722	$771
Pre-tax Operating Earnings	$207	$290	$350	$387
Pre-tax Operating Earnings, Adjusted for Non-controlling Interest	$217	$306	$363	$391
Pre-tax Return on Adjusted Revenue	26.2%	29.8%	33.4%	33.6%
Year-Over-Year Adjusted Revenue Growth	10.4%	24.2%	5.5%	5.8%

* Operating revenue less commission expense. ~Excludes commission expense.

Key takeaways

- Principal Global Investors is well positioned to take advantage of industry evolution and investor trends
- Continued collaboration with Principal International to leverage investment capabilities of the Principal Financial Group
- Keeping strong momentum while we pursue growth opportunities from alignment

INVESTOR WORKSHOP

Q&A Panel

INVESTOR WORKSHOP

Break

INVESTOR WORKSHOP

Terry Lillis – Executive Vice President &
Chief Financial Officer

Financial Supplement Enhancements

Evolution of the Principal Financial Group


53%
47%
$98 Billion AUM*
2001
87%
13%
$516 Billion AUM
3Q 2015
U.S. General Account
Other

* Adjusted to reflect the disposition of discontinued operations

Principal Financial Group

Proven results: Many growth engines


ASSETS UNDER MANAGEMENT
13% CAGR
$4
$16
$8
$70
$106
$120
$119
$171
$1 TRILLION
2001 Total Company
$98 Billion
3Q 2015 Total Company
$516 Billion
Principal International
Principal Global Investors - Institutional
Principal Global Investors - Mutual Funds
Retirement & Income Solutions, USIS, & Corporate
Outlook for Principal Financial Group

Assets under management by source.

Evolution of Financial Supplement

3 OUTCOMES

- Simplify disclosures
- Increase transparency
- Align business reporting

Simplify disclosures

3Q 2015 Pre-tax TTM operating earnings


OLD
25%
9%
5%
3%
3%
11%
13%
12%
8%
11%
Full Service Accumulation
Individual Annuities
Investment Only
Full Service Payout
Bank and Trust Services
Principal Funds
Principal International
Principal Global Investors
Individual Life
Specialty Benefits


NEW
13%
19%
68%
Fee
Risk
Spread

Fee includes RIS-Fee, Principal Global Investors and Principal International.
Spread includes RIS-Spread.
Risk includes U.S. Insurance Solutions.
Results exclude Corporate and adjusted for 3Q15 actuarial assumption review.

THE PRINCIPAL FINANCIAL GROUP

Simplify disclosures

3Q 2015 Pre-tax TTM operating earnings

OLD



25%
9%
5%
3%
3%
11%
13%
12%
8%
11%
Full Service Accumulation
Individual Annuities
Investment Only
Full Service Payout
Bank and Trust Services
Principal Funds
Principal International
Principal Global Investors
Individual Life
Specialty Benefits

NEW



PGI
22%
PI
16%
RIS - Fee
30%
19%
13%
Fee
Risk
Spread

Results exclude Corporate and adjusted for 3Q15 actuarial assumption review.

Simplify disclosures

MORE CONCISE AND PERTINENT DISCLOSURES

- More focus on trailing twelve months
  - Pre-tax operating earnings for business segments
  - Equity method accounting clarification
  - After-tax operating earnings for total company and fee, spread, risk
- Total company return on equity
  - Includes impact from foreign currency translation
- Relevant investment disclosures

Principal Financial Group

Simplify disclosures

3Q 2015 Pre-tax TTM operating earnings



$970 Million
Principal Funds
To Principal Global Investors
Full Service Accumulation
RIS Accumulation
Individual Annuities
Bank & Trust
RIS Guarantee
Investment Only
Full Service Payout
$780 Million
RIS-Fee
RIS-Spread
OLD
NEW

RIS Fee includes Full Service Accumulation & Individual Variable Annuities.
RIS Spread includes Individual Fixed Annuities, Full Service Payout, Investment Only & Principal Bank.
Results adjusted for 3Q15 actuarial assumption review.

Simplify disclosures

Pre-tax TTM operating earnings, excluding Principal Funds

($ in Millions)



$722
$844
$780
14% CAGR
$418
$563
$543
$304
$281
$237
-12% CAGR
9/30/13
9/30/14
9/30/15 *
RIS-Fee
RIS-Spread

* Results adjusted for 3Q15 actuarial assumption review.

ITEMS MODIFIED:

- Name change to Retirement & Income Solutions
- RIS-Fee includes Full Service Accumulation & Individual Variable Annuities
- RIS-Spread includes Individual Fixed Annuities, Full Service Payout, Investment Only & Principal Bank

Principal Financial Group

PRINCIPAL GLOBAL INVESTORS

Increase transparency

Pre-tax TTM operating earnings

($ in Millions)


20% CAGR
$269
$332
$387
9/30/13
9/30/14
9/30/15

ITEMS MODIFIED:

- Includes Principal Funds
- AUM rollforward detail
- Boutique reporting
- Additional revenue detail
- Margin reporting consistency

PRINCIPAL INTERNATIONAL

Increase transparency

Pre-tax TTM operating earnings

($ in Millions)



14% CAGR*
$303
$370
$397
$260
$364
$282
9/30/13
9/30/14
9/30/15
Reported Basis
Adjusted Basis*

ITEMS MODIFIED:

- Equity method accounting clarification
- Business driver detail by country
- Local currency income statement detail
- More AUM transparency

*All periods adjusted for foreign exchange and encaje. 9/30/15 also adjusted for intangible asset impairment.

Alignment of Disclosures

ALIGNMENT GOING FORWARD

- 3Q 2015 supplement new format available online
- 4Q 2015 only presented in new format

2016 OUTLOOK CALL IN NEW FORMAT

- December 3, 2015

REPORTING

- Fee, Spread, and Risk

Principal Financial Group

INVESTOR WORKSHOP

Q&A Panel

Principal® Financial Group

Appendix - sources

Slide 8 – Sources for left side chart: Asset Management 2020: A Brave New World, PwC, 2014; The age of asset management? Speech by Andrew G Haldane, Executive Director, Financial Stability, Bank of England, at the London Business School, London, 4 April 2014.) Sources for right side chart: http://www.cebr.com/reports/world-economic-league-table-2015/
Slide 9 - Retirement Markets 2015, Retirement Research Inc., April 2015
Slide 10 – Sources: [1]Pensions & Investments, "The Best Places to Work in Money Management among companies with our size category", PFG recognition 12/08/2014. [2]Asociacion de Administradóras de Fondos Mutuos De Chile, 10/2014. [3] In the United States. Strategic Insight Lifecycle FlowWatch report July 2015. [4] Managers ranked by total worldwide real estate assets (net of leverage), as of June 30, 2015. "Largest Real Estate Managers", PENSIONS & INVESTMENTS, October 19, 2015. [5]Managers ranked by U.S. institutional, tax-exempt assets managed internally, as of 12/31/14, "Largest Money Managers", Pensions & Investments, May 2015. [6] *Commercial Property Executive Published April 2015* "2015 Greenest CRE Companies" list". [7] PLANSPONSOR Recordkeeping Survey, June 2015. [8] AUM among multi-country pension providers. [9]CONSAR & PROCESAR, October 2014. [10]Fenaprevi, March 2015. [11]Towers Watson. Based on AUM as of 09/2014. [12]PLANSPONSOR Defined Benefit Administration Survey, May 2015. [13] PLANSPONSOR Recordkeeping Survey, June 2015. [14]PLANSPONSOR NQDC Buyer's Guide, July 2015. [15]LIMRA 2014 survey: Non-medical based on fully insured employer contracts in force. [16] LIMRA 2015 survey: Individual Disability Insurance (IDI) rank based on in-force policies
Slide 11 & 22 - Principal "I" shares; if no "I" share class then "A" share class; separate accounts use "R6" rate level; Includes Principal mutual funds, separate accounts and collective investment trusts (CITs); Excludes money market, stable value and U.S. Property separate account.